SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------
                  Deutsche Real Estate Securities Income Fund


The fund's Board of Trustees has approved (i) the appointment of Deutsche Asset & Wealth Management International GmbH (DeAWMI), an indirect, wholly-owned subsidiary of Deutsche Bank AG, as a subadvisor to the fund; and (ii) the subadvisory agreement between Deutsche Investment Management Americas Inc.
(DIMA), the fund's investment advisor, and DeAWMI, its affiliate, with respect to the fund. DeAWMI will begin providing portfolio management services to the fund with respect to the fund's covered call strategy on or about January 1, 2016.


DIMA, subject to the approval of the fund's Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the fund's Board, to appoint DeAWMI as a subadvisor to the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.


EFFECTIVE ON OR ABOUT JANUARY 1, 2016, THE FOLLOWING SECTIONS OF THE PROSPECTUS ARE SUPPLEMENTED AS FOLLOWS:



The following information replaces similar disclosure under the "MANAGEMENT"
section in the summary section of the fund's prospectus:



SUBADVISORS


RREEF America L.L.C.


Deutsche Asset & Wealth Management International GmbH

The following information is added under the "WHO MANAGES AND OVERSEES THE FUNDS" heading of the "FUND DETAILS" section of the fund's prospectus:



ADDITIONAL SUBADVISOR FOR DEUTSCHE REAL ESTATE SECURITIES INCOME FUND


Deutsche Asset & Wealth Management International GmbH (DeAWMI) acts as a sub-advisor to the fund and, as such, provides portfolio management services to the fund with respect to the fund's covered call strategy. DeAWMI, located at Mainzer Landstrasse 178-190, Frankfurt am Main, Germany 60327, provides advisory services to a variety of types of clients, including affiliated investment companies. DeAWMI is an investment advisor registered with the US Securities and Exchange Commission and with the Federal Financial Supervisory Authority in Germany. DeAWMI is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Pursuant to a sub-advisory agreement between DIMA and DeAWMI, DIMA, not the fund, compensates DeAWMI for the services it provides to the fund.

               Please Retain This Supplement for Future Reference


November 17, 2015
PROSTKR-530

                                                   Deutsche Asset
                                                   & Wealth Management [DB Logo]